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                                                                  Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                  SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009

                                       OF

                           MAXXIM MEDICAL GROUP, INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Maxxim Medical Group, Inc. ("Maxxim") made pursuant to the Prospectus, dated _____________, 2000 (the "Prospectus"), if the outstanding Senior Subordinated Notes due 2009 of Maxxim (the "Old Notes") are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on _____________, 2000 (the "Expiration Date"). Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                     THE BANK OF NEW YORK, EXCHANGE AGENT.

                        By Registered or Certified Mail:
                              The Bank of New York
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286
                          Attention: Ayikwei Aryeetey,
                             Reorganization Section

                        By Overnight Courier or By Hand:
                              The Bank of New York
                               101 Barclay Street
                                  Ground Level
                        Corporate Trust Services Window
                            New York, New York 10286
                          Attention: Ayikwei Aryeetey,
                             Reorganization Section

                 By Facsimile (for Eligible Institutions Only):
                                  212-815-6339

                             Confirm by Telephone:
                                  212-815-3687

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Maxxim the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*


$-----------------------------------------------------------------------------

Private Placement Nos. (if available):


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Total Principal Amount of Old Notes:


$-----------------------------------------------------------------------------
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


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                               PLEASE SIGN HERE:


X
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X
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       Signature(s) of Owner(s)                         Date
       or Authorized Signatory

Area Code and Telephone Number:
                                ---------------------------------

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on the Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

NAME(S):
                  -----------------------------------------------------------

                  -----------------------------------------------------------

                  -----------------------------------------------------------

                  -----------------------------------------------------------

                  -----------------------------------------------------------
CAPACITY:
                  -----------------------------------------------------------
ADDRESS(ES)
                  -----------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the Old Notes being tendered hereby, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

NAME OF FIRM:
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ADDRESS:
              ----------------------------------------------------------------

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AREA CODE AND TELEPHONE NUMBER:
                                ----------------------------------------------
AUTHORIZED SIGNATURE:
                     ---------------------------------------------------------
NAME:
     -------------------------------------------------------------------------
     (PLEASE TYPE OR PRINT)

TITLE:
       -----------------------------------------------------------------------
DATE:
       ---------------------------


NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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